Exhibit 10-x

AMENDMENT NO. 2
TO
THE BAUSCH & LOMB INCORPORATED
2001 STOCK INCENTIVE PLAN
FOR
NON-OFFICERS

THIS AMENDMENT NO. 2 (this "Amendment") to The Bausch & Lomb Incorporated 2001 Stock Incentive Plan for Non-Officers (the "2001 Plan") is effective January 1, 2003.

WHEREAS, the Committee on Management of the Board of Directors (the "Committee") of Bausch & Lomb Incorporated (the "Company") have determined that it is in the best interests of the Company to seek shareholder approval for a new omnibus stock incentive plan for the employees and non-employee directors of the Company, and in accordance therewith, the Bausch & Lomb 2003 Long Term Incentive Plan (the "2003 Plan") is being submitted to shareholders for approval at the 2003 Annual Meeting of the shareholders of the Company; and

WHEREAS, no awards have been made under the 2001 Plan since January 1, 2003; and

WHEREAS, the Committee has determined that all new equity incentive awards of the Company shall be made under the 2003 Plan, and not under the 2001 Plan; and

WHEREAS, it is the intent of the Committee that all prior awards under the 2001 Plan remain intact, in accordance with their terms.

THEREFORE, in furtherance of the foregoing, the 2001 Plan hereby is amended as follows in accordance with Section 15 thereof:

Section 4 "Stock Subject to the Plan" is amended by identifying the current text thereof as subparagraph (a), and adding a new subparagraph (b) as follows:

(b)       Effective January 1, 2003, there shall be no further shares "subject to" or "available for" grant under this Plan, provided that the foregoing provision shall not affect the status, condition or terms of any prior grant or award made hereunder.

All other terms and conditions of the Plan, and any agreement made thereunder, shall remain in full force and effect.

IN WITNESS WHEREOF, pursuant to a resolution of the Committee, dated February 25, 2003, the foregoing amendment hereby is approved, with the effective date of January 1, 2003.

BAUSCH & LOMB INCORPORATED

By: ______________________________
              David R. Nachbar
              Senior Vice President, Human Resources